INVENTORIES, NET (Details) ₫ in Millions	Dec. 31, 2025 VND (₫)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 VND (₫)
INVENTORIES, NET
Raw materials	₫ 14,879,879	$ 592,328,291	₫ 12,077,632
Finished goods, including service parts	11,658,740	464,103,340	10,104,487
Good in transit	3,465,063	137,934,915	2,123,863
Work in progress	4,538,671	180,672,386	3,338,606
Merchandises	32,137	1,279,288	22,770
Tools and spare parts	308,159	12,266,988	239,672
TOTAL	₫ 34,882,649	$ 1,388,585,208	₫ 27,907,030